UNITED STATES BANKRUPTCY COURT

SOUTHERN AND WESTERN DISTRICTS OF TEXAS

HOUSTON DIVISION

IN RE:	§	
DIGERATI TECHNOLOGIES	§	CASE NO. 13-33264-H4
	§	CHAPTER 11
DEBTOR	§	

CHAPTER 11 POST-CONFIRMATION REPORT
FOR THE QUARTER ENDING DECEMBER 2014

1. ☑ Quarterly or ☐ Final (check one)

2. SUMMARY OF DISBURSEMENTS*:

A. Disbursements made under the plan (itemize on page 3) *	$ 0.00
B. Disbursements not under the plan	$ 281,377.93
Total Disbursements	$ 281,377.93

*ALL DISBURSEMENTS MADE BY THE REORGANIZED DEBTOR, UNDER THE PLAN OR OTHERWISE, MUST BE ACCOUNTED FOR AND REPORTED HEREIN FOR THE PURPOSE OF CALCULATING THE QUARTERLY FEES.

3. Has the order confirming plan become final? ☑ Yes ☐ No

4. Are Plan payments being made as required under the Plan? ☑ Yes ☐ No

5. If "No", what Plan payments have not been made and why?

Please explain: ______________________________

6. If plan payments have not yet begun, when will the first plan payment be made? N/A (Date)

7. What date did the reorganized debtor or successor of the debtor under the plan assume the business or management of the property treated under the plan? April 4, 2014 (Date)

8. Please describe any factors which may materially affect your ability to obtain a final decree at this time.

N/A

9. Complete the form for Plan Disbursements attached.

10. CONSUMMATION OF PLAN:

A. If this is a final report, has an application for Final Decree been submitted*?

☐ Yes Date application was submitted ______________

☒ No Date when application will be submitted ______________

*(if required by Local Rule)

B. Estimated Date of Final Payment Under Plan December 31, 2014

INITIALS ______
DATE ______
UST USE ONLY

I CERTIFY UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

SIGNED: *[signature]* DATE: February 11, 2015

Antonio Estrada
(PRINT NAME)

*The Quarterly Report includes only Digerati's ordinary disbursements. The other disbursements were administered by the Trustee for the Hurley Dishon Trust. A copy of the Trustee's record of disbursements is attached as Exhibit "A".

IN RE: DIGERATI TECHNOLOGIES, INC. CASE NO. 13-33264-H4-11

CASH RECEIPTS AND DISBURSEMENTS	CURRENT QUARTER	CONFIRMATION TO DATE
CASH-BEGINNING OF QUARTER	219,440.75	169,956.76
RECEIPTS	169,486.00	1,037,767.00
DISBURSEMENTS		
NET PAYROLL	53,400.00	160,200.00
PAYROLL TAXES PAID	16,541.74	50,104.90
SECURED/RENTAL/LEASES	2,070.00	5,640.00
UTILITIES	2,775.00	8,520.00
INSURANCE	3,600.00	10,800.00
INVENTORY PURCHASES	0.00	0.00
VEHICLE EXPENSES	0.00	0.00
TRAVEL & ENTERTAINMENT	726.02	7,297.84
REPAIRS, MAINTENANCE & SUPPLIES	0.00	0.00
ADMINISTRATIVE & SELLING	72,779.17	684,779.07
OTHER (attach list)	129,486.00	129,486.00
PLAN PAYMENTS (page 1 and page 3)	0.00	43,347.13
TOTAL DISBURSEMENTS (this figure should equal Total disbursements, Item 2, Summary of Disbursements)	281,377.93	1,100,174.94
NET CASH FLOW	(111,891.93)	(62,407.94)
CASH-END OF QUARTER	107,548.82	107,548.82

CASH ACCOUNT RECONCILIATION FOR ALL FUNDS
QUARTER ENDING DECEMBER

	Month/Year October 2014	Month/Year November 2014	Month/Year December 2014	Total
Bank Balance	184,960.02	146,266.76	107,548.82	184,960.02
Deposit in Transit	0.00	0.00	0.00	0.00
Outstanding Checks	4,929.68	0.00	0.00	4,929.68
Adjusted Balance	180,030.34	146,266.76	107,548.82	180,030.34
Beginning Cash-Per Books	219,440.75	180,030.34	146,266.76	219,440.75
Receipts	10,000.00	30,000.00	129,486.00	169,486.00
Transfers Between Accounts	0.00	0.00	0.00	0.00
Checks/Other Disbursements	49,410.41	63,763.58	168,203.94	281,377.93
Ending Cash-Per Books	180,030.34	146,266.76	107,548.82	107,548.82

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

	Month/Year October 2014	Month/Year November 2014	Month/Year December 2014	Total
Beginning Cash	219,440.75	180,030.34	146,266.76	219,440.75
Total Receipts	10,000.00	30,000.00	129,486.00	169,486.00
Total Disbursements	49,410.41	63,763.58	168,203.94	281,377.93
Ending Cash	180,030.34	146,266.76	107,548.82	107,548.82

IN RE:	§	
DIGERATI TECHNOLOGIES, INC.	§	**CASE NO.** 13-33264-H4-11
	§	
DEBTOR	§	
	§	

PAYMENTS TO CREDITORS UNDER THE PLAN

			CURRENT QUARTER	**CONFIRMATION TO DATE**
CREDITOR	**CLASS**	**NEXT PAYMENT DUE**		
Gaul and Dumont	3	N/A	0.00	880.00
CNA Insurance	3	N/A	0.00	556.82
Ozarka	3	N/A	0.00	102.28
Pitney Bowes	3	N/A	0.00	347.56
Corporate Communications Center, Inc.	3	N/A	0.00	542.49
Dearborn National	3	N/A	0.00	92.70
Davis Wright Tremaine LLP	3	N/A	0.00	862.92
Britts & Associates, LLP	3	N/A	0.00	85.00
Eric Gebhart	3/cure	N/A	0.00	420.00
In Sound Ideas Production Group, Inc.	3	N/A	0.00	211.09
Edgar Agents, LLC	3	N/A	0.00	664.50
American Stock Transfer & Trust	Cure	N/A	0.00	37,081.77
The Eversull Group	3/cure	N/A	0.00	1,500.00
TOTAL PLAN PAYMENTS: (report on page 1 and page 2)			0.00	43,347.13

EXHIBIT "A"

DIGERATI - CLASS 4 PAYMENTS

	Creditors	Amount
1	American Express Travel Related Services Company, Inc.	$78,189.53
2	Anslow & Jaclin, LLP **(Transferred to TRC)**	$14,044.00
3	ATV Texas Ventures IV, LP	$122,224.00
4	ATVF II, LLC	$476,736.00
5	Broadridge ICS	$8,344.71
6	Bryant, Gary E.	$54,931.00
7	Cox Smith Matthews Inc.	$13,229.77
8	Dr. Alfonso Torres Roqueni	$560,162.00
9	Kane Russell Coleman & Logan, PC	$60,505.14
10	Langley & Banack, Inc.	$4,539.73
11	NetSapiens, Inc. **(Transferred to TRC)**	$39,025.75
12	Oce Imagistics, Inc.	$1,173.13
13	Phillips & Reiter, PLLC **(Transferred to TRC)**	$14,398.25
14	Pratt & Flack LLP	$113,205.46
15	Thermo Credit, LLC	$255,450.00
16	Times Warner Cable	$2,390.91
17	Vantage Bank	$12,731.00
18	Vintage Filings	$7,185.00
	TOTALS	**$1,838,465.38**